                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12


                               SIONIX CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

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

                               SIONIX CORPORATION

                  Notice of 2001 Annual Meeting of Shareholders

                                  June 7, 2001

To The Shareholders:

         NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Shareholders of Sionix Corporation, a Utah corporation (the "Company"), will be held on June 7, 2001, at 10:00 a.m., Pacific Time, at the Irvine Hyatt Regency Hotel, 17900 Jamboree Road, Irvine, CA 92614 for the following purposes.

         1. To elect four directors to serve for the ensuing year and until their successors are elected and qualified; and

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only shareholders of record at the close of business on April 24, 2001 are entitled to notice of and to vote at the meeting.

         Attendance at the Annual Meeting will be limited to shareholders and guests of the Company. Shareholders may be required to furnish proof of ownership of the Company's Common Stock before being admitted to the meeting. Shareholders holding shares in the name of a broker or other nominee are requested to bring a statement from the broker or nominee confirming their ownership of the Company's Stock.

         To ensure your representation at the meeting, you are urged to vote, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Shareholders attending the meeting may vote in person even if they have returned a proxy.


                                              By Order of the Board of Directors

                                              Joan C. Horowitz, Secretary


Irvine, California
May 9, 2001


            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

         Please indicate your voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which is addressed for your convenience. No postage is required if mailed in the United States.

                 PLEASE MAIL YOUR PROXY AS PROMPTLY AS POSSIBLE

                               SIONIX CORPORATION
             9272 Jeronimo Road Suite 108, Irvine, California 92618

                                 PROXY STATEMENT

                       2001 ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 7, 2001

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

The enclosed Proxy is solicited on behalf of the Board of Directors of Sionix Corporation (the "Company"), for use at the 2001 Annual Meeting of Shareholders to be held on June 7, 2001, at 10:00 a.m., Pacific Time, or any adjournment thereof (the "Annual Meeting"). The purposes of the Annual Meeting are set forth below and in the accompanying Notice of 2001 Annual Meeting of Shareholders. The Annual Meeting will be held at the Irvine Hyatt Regency Hotel, 17900 Jamboree Road, Irvine, CA 92614.

RECORD DATE

Shareholders of record at the close of business on April 24, 2001 (the "Record Date") are entitled to notice of and to vote at the meeting.

REVOCABILITY OF PROXY

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

SOLICITATION

The cost of solicitation will be borne by the Company. The Company's directors and officers may solicit proxies personally or by telephone, facsimile or telegram but will receive no additional compensation for doing so.

                                VOTING SECURITIES

OUTSTANDING SHARES

The Company has only one class of stock outstanding, the Company's Common Stock,$.001 par value per share (the "Common Stock"). At the Record Date, 58,013,116 shares of the Company's Common Stock were issued and outstanding.

VOTING RIGHTS

Under the Utah Revised Business Corporation Act and the Company's Certificate of Incorporation and Bylaws, each shareholder is entitled to one vote for each share of Common Stock held on the Record Date for all matters, including the election of directors. Pursuant to Section 16-10a-728 of the Utah Revised Business Corporation Act, there is no cumulative voting. The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of common stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," or "WITHHELD" are treated as being present at the Annual Meeting for the purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting with respect to such matter.

VOTING PROXIES

The shares of Common Stock represented by all properly executed proxies received in time for the meeting will be voted in accordance with the directions given by the shareholders. If no instructions are given, the shares will be voted FOR each of the nominees named herein as directors, or their respective substitutes as may be appointed by the Board of Directors.

                            BUSINESS TO BE TRANSACTED

ELECTION OF DIRECTORS

NOMINEES

The Company's Bylaws provide for not less than three nor more than eleven directors. There are presently four directors, and it is contemplated that a Board of four directors will be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's nominees named below, all of whom are currently directors of the Company. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each director is until the Company's next annual meeting of shareholders and until such person's successor has been elected and qualified. The names of the four nominees and certain information about them is set forth below:

NAME OF NOMINEE      AGE   PRINCIPAL OCCUPATION                   DIRECTOR SINCE
---------------      ---   --------------------                   --------------

James J. Houtz       61    President and Chief Operating Officer       1998

Joan C. Horowitz     58    Secretary and Treasurer, Office Manager     1998

Robert E. McCray     64    Chief Financial Officer                     1998

Rodney Anderson      73    Director                                    2001

BRIEF DESCRIPTION OF NOMINEES

Mr. Houtz has been President and Chief Operating Officer of the Company since March 1998. For more than five years prior to that time he was a self-employed consultant in the areas of engineering and new product development.

Mr. McCray has been Chief Financial Officer of the Company since July 1998. Prior to that time he was employed by San Clemente Hospital and Medical Center, as Supervisor-Accounts Payable and Supervisor-Data Processing

Ms. Horowitz has been Secretary/Treasurer and Office Manager of the Company since April 1998. Prior to that time she was employed by Coldwell Banker in office management.

Mr. Anderson has been the President of R.J. Metal Products for the past 20 years, and has been involved in the engineering and manufacturing of metal products for more than fifty years. He has also served on the board of directors of three corporations.

There is no family relationship between any nominee and any other nominee or executive officer of the Company, except that James J. Houtz is married to Joan Horowitz.

COMPENSATION OF DIRECTORS

The directors receive no compensation for acting as directors.

SECTION 16(a) COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act"), requires the company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership (Forms 3, 4 and 5) with the Securities and Exchange Commission. Officers, directors and greater-than-ten-percent shareholders are required to furnish the Company with copies of all such forms filed by them.

To the Company's knowledge, based solely on the Company's review of such reports or representations from certain reporting persons that no Section 16(a) forms were required to be filed by those persons, the Company believes that during the year ended September 30, 2000, all filing requirements applicable to its officers, directors, and other persons subject to Section 16 of the Exchange Act were complied with.

                             EXECUTIVE COMPENSATION

The following table sets forth certain compensation awarded or paid by the Company to its three highest paid persons who are officers or directors during the fiscal years ended September 30, 2000, 1999 and 1998, respectively.



                                                                                     LONG-TERM COMPENSATION
                                                                          ---------------------------------------------
                                             ANNUAL COMPENSATION                  AWARDS                  PAYOUTS
                                       --------------------------------   -----------------------   -------------------
                                                                OTHER                  SECURITIES                ALL
                                                                ANNUAL    RESTRICTED   UNDERLYING               OTHER
     NAME AND               FISCAL                              COMPEN-     STOCK       OPTIONS/     LTIP       COMPEN-
PRINCIPAL POSITION           YEAR       SALARY      BONUS       SATION      AWARDS        SARs      PAYOUTS     SATION
------------------          ------     --------     -----       -------   ----------   ----------   -------     -------
James J. Houtz, President    1998      $ 49,583      -0-          -0-           -0-        -0-        -0-         -0-
                             1999      $107,667      -0-          -0-       344,272        -0-        -0-         -0-
                             2000      $115,679      -0-          -0-       989,352        -0-        -0-         -0-

Robert McCray,               1998      $ 12,500      -0-          -0-           -0-        -0-        -0-         -0-
Chief Financial Officer      1999      $ 44,713      -0-          -0-        16,191        -0-        -0-         -0-
                             2000      $ 55,080      -0-          -0-        88,895        -0-        -0-         -0-

Joan Horowitz, Secretary     1998      $ 18,667      -0-          -0-           -0-        -0-        -0-         -0-
                             1999      $ 25,000      -0-          -0-        18,406        -0-        -0-         -0-
                             2000      $ 21,565      -0-          -0-        54,739        -0-        -0-         -0-

During the fiscal year ended September 30, 2000 none of the executive officers or directors of the Company held any options or stock appreciation rights.

EMPLOYMENT AGREEMENTS

         In 1998 the Company entered into five-year Employment Agreements with James J. Houtz, its President and Chief Executive Officer, Robert McCray, its Chief Financial Officer, and Joan Horowitz, its Secretary. Mr. Houtz currently receives a monthly salary of $9428, which is increased by 10% each January 1st. Mr. McCray currently receives a monthly salary of $4,860, increased by 8% on each July 1st. Ms. Horowitz currently receives a monthly salary of $2,053, based on a three day per week schedule, to be increased by 8% on each April 1st.

         The Employment Agreements originally provided for quarterly grants of Common Stock to the officers as stock bonuses. However, these provisions entailed certain negative accounting implications for the Company, as the Company was required to treat these issuances as compensation expense, based on the fair market value of the Common Stock issued. Accordingly, effective October 1, 2000, the Company entered into amendments to these Employment Agreements with each of the officers, deleting the stock compensation provisions, on the understanding that the Company would adopt a Stock Option Plan and issue stock options to the employees in order too replace the stock that would otherwise have been issuable under the Employment Agreements. Accordingly, in January 2001, the company adopted the Sionix Corporation 2001 Stock Option Plan, and issued options to the officers, as described below.

THE SIONIX CORPORATION 2001 STOCK OPTION PLAN

         In April 2001 the Board of Directors adopted the Sionix Corporation 2001 Stock Option Plan (the "Plan"). The Plan authorizes the granting of options to purchase up to a maximum of 7,576,680 shares of Common Stock to qualified officers, key employees, and directors. The Plan will terminate in 2011, unless sooner terminated by the Board of Directors.

         The Plan provides only for the grant of nonqualified stock options. Options granted under the Plan generally have a term of not more that 10 years and include vesting provisions.

         At the time the Plan was adopted, the Board of Directors granted options to purchase 7,034,140 shares to the Company's executive officers, of which 6,171,000 were granted to James J. Houtz, 583,200 were granted to Robert McCray, and 279,940 were granted to Joan Horowitz. These options vest on a quarterly basis over a period of five years, and were issued at an exercise price of $.15 per share, the fair market value as of the date of grant. As described under "Employment Agreements", above, these options are intended to replace automatic stock bonuses that were removed from the officers' employment agreements by mutual agreement.

STRUCTURE AND FUNCTION OF THE BOARD OF DIRECTORS

         During the last fiscal year, the Company's Board of Directors held 53 regular and special meetings. All directors attended all of the meetings. The Board has no Audit Committee, Nominating Committee or Compensation Committee. The Board of Directors, meeting as a whole, consults with the Company's independent auditors concerning their engagement and audit plan, and thereafter concerning the auditor's report and management letter and with the assistance of the independent auditors, also monitors the adequacy of the Company's internal accounting controls. With respect to compensation, the Board of Directors, acting as a whole, determines the compensation of corporate officers, and will determine the persons entitled to participate in stock option, bonus and other similar plans. The Board of Directors also meets as a whole to nominate the individuals to be proposed by the Board of Directors for election as directors of the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

         The following table sets forth ownership information as of April 24, 2001, with respect to all officers and directors, and each shareholder who beneficially owns more than 5% of the outstanding shares:


Name and Address                      No. of Shares           Percentage
----------------                      -------------           ----------

S. Donna Friedman Trust                 5,618,000                 9.7%
  4120 Porte De Merano #80
  San Diego, CA. 92122

James J. Houtz                          6,996,817                  12%
  9272 Jeronimo Road, Suite 108
  Irvine, CA 92618

Robert E. McCray                          306,873                  .5%
  9272 Jeronimo Road, Suite 108
  Irvine, CA 92618

Joan C. Horowitz                          261,061                  *
  9272 Jeronimo Road, Suite 108
  Irvine, CA 92618

Rodney Anderson                           230,298                  *
  9272 Jeronimo Road, Suite 108
  Irvine, CA 92618

All Directors and Officers
  as a Group (4 Persons)                7,795,049                13.4%

----------------------
 *  Less than 1/2 of 1%.

                         INDEPENDENT PUBLIC ACCOUNTANTS

AUDIT FEES

The independent auditors retained by the Company during the year ended September 30, 2000 were Cacciamatta Accountancy Corporation. The aggregate fees, including expenses, billed by Cacciamatta Accountancy Corporation in connection with the audit of the Company's annual financial statements for the most recent fiscal year, and for the review of the Company's financial information included in its Annual Report on Form 10-KSB and its quarterly reports on Form 10-QSB during the year 2000, were $25,000.

ALL OTHER FEES

The aggregate fees, including expenses, billed for all other services rendered to the Company by Cacciamatta Accountancy Corporation during the fiscal year ended September 30, 2000 were $4,500. These non-audit fees relate to corporate compliance and tax services.

                              SHAREHOLDER PROPOSALS

In order to be considered for inclusion in the Company's proxy statement and form of proxy relating to the Company's next annual meeting of shareholders, proposals by the Company's shareholders intended to be presented at such annual meeting must be received by the Company no later than January 9, 2002.


                          ANNUAL REPORT ON FORM 10-KSB

The Company's Annual Report on Form 10-KSB, which includes audited financial statements for the Company's fiscal year ended September 30, 2000, is being mailed to shareholders with this proxy statement.

                                  OTHER MATTERS

The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the accompanying form of Proxy will vote, in their discretion, the shares they represent.

Dated: May 9, 2001

                                                                           PROXY

                               SIONIX CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                  JUNE 7, 2001

         The undersigned, a stockholder of SIONIX CORPORATION (the "Company"), does hereby appoint JAMES J. HOUTZ and ROBERT McCRAY, as the attorneys and proxies of the undersigned, with power of substitution, for and on behalf of the undersigned, and to attend the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m., Pacific Time, at the Irvine Hyatt Regency Hotel, 17900 Jamboree Road, Irvine, California, on June 7, 2001 and any adjournment or adjournments thereof (the "Annual Meeting"), to represent the undersigned at the Annual Meeting, and there to vote all the shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting, in any manner and with the same effect as if the undersigned were personally present at the Annual Meeting, and the undersigned hereby authorizes and instructs the above named proxies to vote as specified below.

         The shares represented by this Proxy will be voted only if this Proxy is properly executed and timely returned. In that event, such shares will be voted in the manner directed herein. If no direction is made on how you desire your shares to be voted, the Proxy holder will have complete discretion in voting the shares on any matter voted on at the Annual Meeting.

          THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE FOLLOWING:

         The shares represented by this Proxy shall be voted in the following manner:

FOR ELECTION AS DIRECTORS          FOR        AGAINST         WITHHOLD
-------------------------          ---        -------         --------

JAMES J. HOUTZ                     [ ]          [ ]             [ ]

ROBERT E. MC CRAY                  [ ]          [ ]             [ ]

JOAN C. HOROWITZ                   [ ]          [ ]             [ ]

RODNEY ANDERSON                    [ ]          [ ]             [ ]


         The undersigned does hereby revoke any Proxy previously given with respect to the shares represented by this Proxy.

         NOTE: As to shares held in joint names, each joint owner should sign. If the signer is a corporation, please sign full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by an authorized person. If signing as attorney, executor, administrator, trustee, guardian, or in other representative capacity, please give full title as such.

         PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROPERLY RETURN IT USING THE ENCLOSED ENVELOPE.

     Number of Shares Owned:
                             ---------------------------------

Dated:                   , 2001
       ------------------                   ------------------------------------
                                            Signature

                                            ------------------------------------
                                            Name (typed or printed)

                                            ------------------------------------
                                            Address
Dated:                   , 2001
       ------------------                   ------------------------------------
                                            Signature

                                            ------------------------------------
                                            Name (typed or printed)

                                            ------------------------------------
                                            Address